SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2003

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Place, 1650 Market Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

          Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (c) The exhibit accompanying this report is listed in the Index to Exhibits.

Item 9. Regulation FD Disclosure (Intended to be furnished under "Item 12. Results of Operations and Financial Condition").

The information in this Form 8-K and the Exhibit attached hereto is intended to be furnished under “Item 12. Results of Operations and Financial Condition,” and is being furnished under “Item 9. Regulation FD Disclosure,” in accordance with SEC Release No. 33-8216 dated March 27, 2003.

On July 11, 2003, CIGNA issued a press release relating to the outlook for the second quarter and full year of 2003. The press release is attached hereto as Exhibit 20 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: July 11, 2003	By:	/s/ Michael W. Bell
Michael W. Bell Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing

20	CIGNA Corporation news release dated July 11, 2003	Filed herewith